UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2010

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2 Houston, Texas (Address of principal executive offices)		77002 (Zip code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 7.01  Regulation FD Disclosure.

I.         Price Risk Management

With the objective of enhancing the certainty of future revenues, from time to time EOG Resources, Inc. (EOG) enters into New York Mercantile Exchange (NYMEX) related financial collar, price swap and basis swap contracts.  EOG accounts for financial commodity derivative contracts using the mark-to-market accounting method.  In addition to financial transactions, from time to time EOG is a party to various physical commodity contracts for the sale of hydrocarbons that cover varying periods of time and have varying pricing provisions.  The financial impact of these physical commodity contracts is included in revenues at the time of settlement, which in turn affects average realized hydrocarbon prices.

For the third quarter of 2010, EOG anticipates a non-cash net gain of $61.0 million on the mark-to-market of its natural gas financial price swap and basis swap contracts and crude oil financial price swap contracts.  During the third quarter of 2010, net cash outflow related to settled natural gas basis swap contracts was $13.6 million.

For the quarter ended September 30, 2010, NYMEX natural gas at Henry Hub averaged $4.41 per million British thermal units (MMBtu) and NYMEX West Texas Intermediate crude oil averaged $76.20 per barrel.  EOG's actual realizations for natural gas and crude oil for the quarter ended September 30, 2010 will differ from these NYMEX prices due to location and quality adjustments.

II.         Natural Gas Financial Price Swap Contracts

Since filing its Quarterly Report on Form 10-Q on August 5, 2010, EOG has entered into additional natural gas financial price swap contracts for the year 2012.  Presented below is a comprehensive summary of EOG's natural gas financial price swap contracts as of October 14, 2010, with notional volumes expressed in MMBtu per day (MMBtud) and prices expressed in dollars per MMBtu ($/MMBtu).

Natural Gas Financial Price Swap Contracts
	Volume (MMBtud)	Weighted Average Price ($/MMBtu)
2011 (1)
January 1, 2011 through December 31, 2011	150,000	$5.44

2012 (2)
January 1, 2012 through December 31, 2012	200,000	$5.57

(1)
Includes unexercised swaption contracts which give a counterparty the option of entering into a price swap contract at a future date.  Such option is exercisable on December 22, 2010.  If the counterparty exercises this option, the notional volume of EOG's existing natural gas financial price swap contracts will increase by 100,000 MMBtud at an average price of $5.48 per MMBtu for the full year 2011.

(2)
Includes unexercised swaption contracts which give counterparties the option of entering into price swap contracts at future dates.  Such options are exercisable monthly up until settlement date of each monthly contract.  If the counterparties exercise all such options, the notional volume of EOG's existing natural gas financial price swap contracts will increase by 100,000 MMBtud at an average price of $5.71 per MMBtu for each month of 2012.

III.         Crude Oil Financial Price Swap Contracts

Since filing its Quarterly Report on Form 10-Q on August 5, 2010, EOG has entered into additional crude oil financial price swap contracts for 2011.  Presented below is a comprehensive summary of EOG's crude oil financial price swap contracts as of October 14, 2010, with notional volumes expressed in barrels per day (Bbld) and prices in dollars per barrel ($/Bbl).

Crude Oil Financial Price Swap Contracts
		Weighted
	Volume	Average Price
	(Bbld)	($/Bbl)
2010
October 1, 2010 through December 31, 2010	2,000	$91.50

2011
January 1, 2011 through December 31, 2011	10,000	$90.39

IV.         Natural Gas Financial Basis Swap Contracts

Prices received by EOG for its natural gas production generally vary from NYMEX prices due to adjustments for delivery location (basis) and other factors.  EOG utilizes natural gas financial basis swap contracts in order to fix the differential between prices in the Rocky Mountain area and NYMEX Henry Hub prices.  EOG has not entered into any additional natural gas financial basis swap contracts since filing its Quarterly Report on Form 10-Q on August 5, 2010.  Presented below is a comprehensive summary of EOG's natural gas financial basis swap contracts as of October 14, 2010.  The notional volumes are expressed in MMBtud and price differentials are expressed in $/MMBtu.  The weighted average price differential represents the amount of reduction to NYMEX gas prices per MMBtu for the notional volumes covered by the basis swap contracts.

Natural Gas Financial Basis Swap Contracts
		Weighted
		Average Price
	Volume	Differential
	(MMBtud)	($/MMBtu)
2010
Fourth Quarter (1)	65,000	$(3.73)

2011
First Quarter	65,000	$(1.89)

(1)	Includes closed contracts for the month of October 2010.

V.         Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical facts, including, among others, statements and projections regarding EOG's future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production and costs and statements regarding the plans and objectives of EOG's management for future operations, are forward-looking statements.  EOG typically uses words such as "expect," "anticipate," "estimate," "project," "strategy," "intend," "plan," "target," "goal," "may," "will" and "believe" or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements.  In particular, statements, express or implied, concerning EOG's future operating results and returns or EOG's ability to replace or increase reserves, increase production or generate income or cash flows are forward-looking statements.  Forward-looking statements are not guarantees of performance.  Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct.  Moreover, EOG's forward-looking statements may be affected by known and unknown risks, events or circumstances that may be outside EOG's control.  Important factors that could cause EOG's actual results to differ materially from the expectations reflected in EOG's forward-looking statements include, among others:

•	the timing and extent of changes in prices for natural gas, crude oil and related commodities;
•	changes in demand for natural gas, crude oil and related commodities, including ammonia and methanol;
•	the extent to which EOG is successful in its efforts to discover and market reserves and to acquire natural gas and crude oil properties;
•	the extent to which EOG can optimize reserve recovery and economically develop its plays utilizing horizontal and vertical drilling and advanced completion technologies;
•
the extent to which EOG is successful in its efforts to economically develop its acreage in, and to produce reserves and achieve anticipated production levels from, its existing and future natural gas and crude oil exploration and development projects, given the risks and uncertainties inherent in drilling, completing and operating natural gas and crude oil wells and the potential for interruptions of production, whether involuntary or intentional as a result of market or other conditions;

•	the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities;
•	the availability, cost, terms and timing of issuance or execution of, and competition for, mineral licenses and leases and governmental and other permits and rights of way;
•	changes in government policies, laws and regulations, including environmental and tax laws and regulations;
•
competition in the oil and gas exploration and production industry for employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services;

•	EOG's ability to obtain access to surface locations for drilling and production facilities;
•	the extent to which EOG's third-party-operated natural gas and crude oil properties are operated successfully and economically;
•
EOG's ability to effectively integrate acquired natural gas and crude oil properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;

•
weather, including its impact on natural gas and crude oil demand, and weather-related delays in drilling and in the installation and operation of production, gathering, processing, compression and transportation facilities;

•
the ability of EOG's customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG;

•	EOG's ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all;
•	the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;
•
the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions;

•	political developments around the world, including in the areas in which EOG operates;
•	the extent and effect of any hedging activities engaged in by EOG;
•	the timing and impact of liquefied natural gas imports;
•	the use of competing energy sources and the development of alternative energy sources;
•	the extent to which EOG incurs uninsured losses and liabilities;
•	acts of war and terrorism and responses to these acts; and
•	the other factors described under Item 1A, "Risk Factors," on pages 14 through 19 of EOG's Annual Report on Form 10-K for the year ended December 31, 2009.

In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the extent of their impact on our actual results.  Accordingly, you should not place any undue reliance on any of EOG's forward-looking statements. EOG's forward-looking statements speak only as of the date made and EOG undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: October 14, 2010	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)